EXHIBIT 10.10

AMENDMENT

This Amendment (this “Amendment”), dated as of December 31, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the “Company”), CREATIVE VISTAS ACQUISITION CORP., (formerly A.C. Technical Acquisition Corp.) a corporation incorporated under the laws of Ontario (“Acquisition Corp.”), A.C. TECHNICAL SYSTEMS LTD., a corporation incorporated under the laws of Ontario (“AC Tech”) and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), for the purpose of amending the terms of each of (v) that Secured Convertible Term Note, dated September 30, 2004, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Term Note”), (w) that Secured Revolving Note, dated September 30, 2004, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Revolving Note”), (x) that Secured Convertible Minimum Borrowing Note, dated September 30, 2004, issued by the Company to Laurus (as amended, modified or supplemented from time to time, the “Minimum Note”), and (y) that certain Security Agreement, dated as of September 30, 2004, by and among the Company, Acquisition Corp., AC Tech and Laurus (as amended, modified or supplemented from time to time, the “Security Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in Term Note, the Revolving Note, the Minimum Note or the Security Agreement, as applicable.

WHEREAS, the Company, Acquisition Corp., AC Tech and Laurus have agreed to make certain changes to each of the Term Note, the Revolving Note, the Minimum Note and the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Section 4.9 of the Term Note is hereby deleted in its entirety and the following new Section 4.9 is hereby inserted in lieu thereof:

“4.9 Default Under Related Agreements or Other Agreements. The occurrence and continuance of (i) any Event of Default (as defined in the Purchase Agreement or any Related Agreement), (ii) any Event of Default under and as defined in any of (x) that certain Secured Term Note issued by Cancable Inc., an Ontario corporation, to Laurus, dated December __, 2005 (as amended, modified or supplemented from time to time, the “2005 Term Note”), (y) the Purchase Agreement referred to in the 2005 Term Note (as amended, modified or supplemented from time to time, the “2005 Purchase Agreement” and/or (z) any Related Agreement referred to in the 2005 Purchase Agreement, as each may be amended, modified or supplemented from time to time, (iii) any Event of Default under and as defined in any of (x) that certain Security Agreement, dated as of September 30, 2004, by and among the Borrower, certain subsidiaries of the Borrower and the Holder (as amended, modified or supplemented from time to time, the “2004 Security Agreement”) and/or (y) any Ancillary Agreement referred to in the 2004 Security Agreement (as each may be amended, modified or supplemented from time to time and/or (iv) any event of default (or similar term) under any other indebtedness.”.

2.  Section 5.1 of the Term Note is hereby deleted in its entirety and the following new Section 5.1 is hereby inserted in lieu thereof:

“5.1 Intentionally Left Blank.”.

3.  Section 5.1 of the Revolving Note is hereby deleted in its entirety and the following new Section 5.1 is hereby inserted in lieu thereof:

“5.1 Intentionally Left Blank.”.

4.  Section 6.1 of the Minimum Note is hereby deleted in its entirety and the following new Section 6.1 is hereby inserted in lieu thereof:

“6.1 Intentionally Left Blank.”.

5.  Sections 5(a)(vi) and 5(a)(vii) of the Security Agreement are hereby deleted in their entirety and the following new Sections 5(a)(vi) and 5(a)(vii) are hereby inserted in lieu thereof:

“(vi) Intentionally Left Blank.

(vii) Intentionally Left Blank.”.

6.  Section 18(n) of the Security Agreement is hereby deleted in its entirety and the following new Section 18(n) is hereby inserted in lieu thereof:

“(n) the occurrence and continuance of (i) any Event of Default (as defined in any Note or other Ancillary Agreement), (ii) any Event of Default under and as defined in any of (x) that certain Secured Term Note issued by Cancable Inc., an Ontario corporation, to Laurus, dated December __, 2005 (as amended, modified or supplemented from time to time, the “2005 Term Note”), (y) the Purchase Agreement referred to in the 2005 Term Note (as amended, modified or supplemented from time to time, the “2005 Purchase Agreement” and/or (z) any Related Agreement referred to in the 2005 Purchase Agreement, as each may be amended, modified or supplemented from time to time, (iii) any Event of Default under and as defined in any of (x) that certain Secured Convertible Term Note issued by the Borrower to the Holder, dated September 30, 2004 (as amended, modified or supplemented from time to time, the “2004 Term Note”), (y) the Purchase Agreement referred to in the 2004 Term Note (as amended, modified or supplemented from time to time, the “2004 Purchase Agreement” and/or (z) any Related Agreement referred to in the 2004 Purchase Agreement, as each may be amended, modified or supplemented from time to time, and/or (iv) any event of default (or similar term) under any other indebtedness.”.

7.  Each amendment set forth herein shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company, Acquisition Corp., AC Tech and Laurus shall have executed and the Company, Acquisition Corp. and AC Tech shall have delivered to Laurus its respective counterpart to this Amendment.

8.  Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to any of the Term Note, the Revolving Note, the Minimum Note or the Security Agreement, and all of the other forms, terms and provisions of the Term Note, the Revolving Note, the Minimum Note and the Security Agreement remain in full force and effect.

9.  The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in each of the Term Note, the Revolving Note, the Minimum Note and the Security Agreement) exists on the date hereof, both before and after giving effect to this Amendment, (ii) on the date hereof, both before and after giving effect to this Amendment, all representations, warranties and covenants made by the Company and each of its Subsidiaries in connection with the Term Note, the Revolving Note, the Minimum Note, the Security Agreement and, in each case, any agreement related thereto are true, correct and complete and (iii) on the date hereof, both before and after giving effect to this Amendment, all of the Company’s and its Subsidiaries’ covenant requirements set forth in each of the Term Note, the Revolving Note, the Minimum Note, the Security Agreement and, in each case, and agreement related thereto, have been met.

10.  From and after the Amendment Effective Date, all references in the Term Note, the Revolving Note, the Minimum Note, the Security Agreement and, in each case, any agreement related thereto, to the Term Note, the Revolving Note, the Minimum Note and/or the Security Agreement, shall be deemed to be references to the Term Note, the Revolving Note, the Minimum Note and the Security Agreement, as the case may be, as modified hereby.

11.  This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Company, Acquisition Corp., AC Tech and Laurus has caused this Amendment to be signed in its name effective as of the date first above written.

CREATIVE VISTAS, INC.

By:  /s/ Sayan Navaratnam

Name: Sayan Navaratnam
Title:

CREATIVE VISTAS ACQUISITION CORP.

By:  /s/ Sayan Navaratnam

Name:  Sayan Navaratnam
Title:  President and Secretary

A.C. TECHNICAL SYSTEMS LTD.

By:  /s/ Dominic Burns

Name:  Dominic Burns
Title:  President and Secretary

LAURUS MASTER FUND, LTD.

By:  /s/ David Grin

Name:  David Grin
Title:  Director